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                            ACCOUNT CONTROL AGREEMENT

                               September 15, 1998

THE CHASE MANHATTAN BANK, in its capacity as Funding Agent for the benefit of the Certificateholders (in such capacity, the "SECURED PARTY"); 212 CERTIFICATE COMPANY, a Delaware corporation, (the "CUSTOMER"); and THE CHASE MANHATTAN BANK (the "BANK") hereby agree as follows:

                                    PREAMBLE

1. The Bank has established at the request of the Customer a securities custody account number G07360 in the name of Customer (the
       "CUSTODIAL ACCOUNT").

2. The Customer has granted the Secured Party a security interest in the Account pursuant to the Pledge Agreement.

3. The Secured Party and the Customer and the Bank, at the request of the Secured Party and the Customer, are entering into this Agreement to provide for the control of the Custodial Account and to perfect the security interest of Secured Party in the Custodial Account. It is understood that the Bank has no responsibility with respect to the validity or perfection of the security interest otherwise than to act in accordance with the terms of this Agreement.

                                   DEFINITIONS

       Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in, or incorporated by reference into, Annex X to that certain Installment Face-Amount Certificate Agreement, dated as of September 15, 1998, by and among the Customer, Park Avenue Receivables Corporation, a Delaware corporation, and the Secured Party, as the same may from time to time be amended, supplemented or otherwise modified and in effect. As used herein the following terms shall have the following meanings:

       "ENTITLEMENT HOLDER" shall mean a person identified in the books and records of the Bank as the person having a Security Entitlement against the Bank.


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       "ENTITLEMENT ORDER" shall mean a notification communicated to the Bank directing transfer or redemption of a Financial Assets which the Entitlement Holder has a Security Entitlement.

       "FINANCIAL ASSETS" shall mean any securities and other property held in the Custodial Account, but does not include any cash credit balance which may be maintained in the Custodial Account.

       "PLEDGED ASSETS" shall mean, at any time, any Financial Assets and any cash credit balance which may be maintained in the Custodial Account.

       "Security Entitlement" shall mean the rights and property interest of an Entitlement Holder with respect to a Financial Asset specified in Part 5 of
Article 8 of the New York Uniform Commercial Code (the "UCC").

                                      TERMS

       SECTION 1. THE CUSTODIAL ACCOUNT. All Financial Assets credited to the Custodial Account shall be registered in the name of the Bank or, if registered in the name of the Customer, shall be endorsed to the Bank or in blank. All Security Entitlements arising out of the Financial Assets carried in the Custodial Account shall be valid and legally binding obligations of the Bank, and except for the claims and interest of the Secured Party and the Customer in the Custodial Account (subject to any claim in favor of the Bank permitted under Section 2 hereof), the Bank has not been notified in writing of any claim to or interest in the Custodial Account except as described in the Pledge Agreement.

       SECTION 2. PRIORITY OF LIEN. The Bank hereby acknowledges the security interest granted to the Secured Party by the Customer. The Bank hereby waives and releases all liens, encumbrances, claims and rights of setoff it may have against the Custodial Account or any Pledged Assets carried in the Custodial Account, except that the Bank shall retain a lien on any Pledged Assets in the Custodial Account for the payment of its fees and for the payment of any Pledged Assets credited to the Custodial Account for which payment or reimbursement to the Bank has not been made or received. The Bank will not agree with any third party to comply with Entitlement Orders concerning the Custodial Account originated by such third party without the prior written consent of the Secured Party and the Customer.


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       SECTION 3. CONTROL. After receipt of a "Notice of Exclusive Control" (as defined below), the Bank will comply with Entitlement Orders and other directions originated by the Secured Party concerning the Custodial Account without further consent by the Customer. Except as otherwise provided by Section 2 above and 4 below, the Bank shall comply with Entitlement Orders and other directions concerning Pledged Assets held in the Custodial Account at the direction of the Customer or its authorized representatives, until such time as the Secured Party delivers a written notice to the Bank in the form annexed hereto as Exhibit A, that the Secured Party is thereby exercising exclusive control over the Custodial Account (such notice may be referred to herein as the "NOTICE OF EXCLUSIVE CONTROL"). After the Bank receives the Notice of Exclusive Control, it will promptly cease complying with Entitlement Orders or other directions concerning the Custodial Account originated by the Customer or its representatives.

       SECTION 4. PAYMENT OF INCOME; VOTING RIGHTS; WITHDRAWALS. Unless the
Bank has received a Notice of Exclusive Control, the Bank shall (a) without further action by the Customer or Secured Party, (i) remit or make available to the Customer all interest, dividends and other income on the Financial Assets in the Custodial Account, and (ii) pursuant to the terms of the Custodial Account agreement with the Customer, send to the Customer any proxies and other voting rights and corporate actions received by the Bank in respect of the Pledged Assets and follow any instructions and directions from the Customer in respect of such proxies and rights, and (b) comply with each Entitlement Order and other directive received from the Customer.

       SECTION 5. STATEMENTS, CONFIRMATIONS AND NOTICES OF ADVERSE CLAIMS. The Bank will send or make available by electronic means copies of all statements and confirmations concerning the Custodial Account to each of the Customer and the Secured Party, at the address set forth in the heading of this Agreement or such other address or location as instructed by the Customer and the Secured Party. If any person notifies the Bank of its assertion of any lien, encumbrance or adverse claim against the Custodial Account or in any Financial Asset contained therein, the Bank will promptly notify the Secured Party and the Customer thereof.

       SECTION 6. RESPONSIBILITY OF THE BANK. The Bank shall have no responsibility or liability to the Secured Party for executing settlements of Financial Assets held in the Custodial Account at the direction of the Customer or its authorized representatives, or complying with Entitlement Orders or other directions concerning the Custodial Account from the Customer or its authorized representatives, which are

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received by the Bank before the Bank has received, and had a reasonable opportunity to comply with, a Notice of Exclusive Control. The Bank shall have no responsibility or liability to the Customer for complying with a Notice of Exclusive Control or complying with Entitlement Orders or other directives concerning the Custodial Account originated by the Secured Party. The Bank shall have no duty to investigate or make any determination as to whether a default exists under any agreement between the Customer and the Secured Party and shall comply with a Notice of Exclusive Control even if it believes that no such default exists. This Agreement does not create any obligation or duty for the Bank other than those expressly set forth herein.

       SECTION 7. STANDARD OF CARE. Notwithstanding any provision contained herein to the contrary, neither the Bank nor any of its officers, employees or agents shall be liable for (i) following the instruction of the Secured Party and (ii) in all other respects, any action taken or not taken by it (or them) under or in connection with this Agreement, except for the Bank's (or their) own negligence or willful misconduct. In no event shall the Bank be liable for indirect, special or consequential damages of any kind whatsoever (including lost profits and lost business opportunity) even if it is advised of the possibility of such damages and regardless of the form of action in which any such damages may be claimed. Without limiting the foregoing, and notwithstanding any provision to the contrary elsewhere, the Bank and its officers, employees and agents:

(a) shall have no responsibilities, obligations or duties other than those expressly set forth in this Agreement, and no implied duties, responsibilities or obligations shall be read into this Agreement against the Bank; without limiting the foregoing, the Bank shall have no duty to preserve, exercise or enforce rights in the Pledged Assets (against prior parties or otherwise);

(b) may in any instance where the Bank determines that it lacks or is uncertain as to its authority to take or refrain from taking certain action, or as to the requirements of this Agreement under any circumstance before it, delay or refrain from taking action unless and until it has received instructions from the Secured Party (or, prior to receipt by the Bank of a Notice of Exclusive Control, the Customer) or advice from legal counsel (or other appropriate advisor), as the case may be;

(c) so long as it and they shall have acted (or refrained from acting) in good faith, shall not be liable for any error of judgement in any action taken, suffered or


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omitted by, or for any act done or step taken, suffered or omitted by, or for any mistake of fact or law, unless such action constitutes gross negligence or willful misconduct on its (or their) part;

(d) may consult with legal counsel selected by it (or other experts for the Secured Party or the Customer), and shall not be liable for any action taken or not taken by it or them in good faith in accordance with the advice of such experts;

 (e) will not be responsible to the Secured Party for any statement, warranty or representation made by any party other than the Bank in connection with this Agreement;

(f) will have no duty to ascertain or inquire as to the performance or observance by the Customer of any of the terms, conditions or covenants of any security agreement with the Secured Party;

(g) will not be responsible to the Secured Party or the Customer for the due execution, legality, validity, enforceability, genuineness, effectiveness or sufficiency of this Agreement (PROVIDED, HOWEVER, that the Bank warrants below that the Bank has legal capacity to enter into this Agreement);

(h) will not incur any liability by acting or not acting in reliance upon any notice, consent, certificate, statement or other instrument or writing believed by it or them to be genuine and signed or sent by the proper party or parties;

(i) will not incur liability for any notice, consent, certificate, statement, wire instruction, telecopy, or other writing which is delayed, canceled or changed without the actual knowledge of the Bank;

(j) shall not be deemed to have or be charged with notice or knowledge of any fact or matter unless a written notice thereof has been received by the Bank at the address and to the person designated in (or as subsequently designated pursuant to) this Agreement;

(k) shall not be obligated or required by any provision of this Agreement to expend or risk the Bank's own funds, or to take any action (including but not limited to the institution or defense of legal proceedings) which in its or their judgment may cause it or them to incur or suffer any expense or liability;


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       provided, however, if the Bank elects to take any such action it shall be entitled to security or indemnity for the payment of reasonable costs, expenses (including but not limited to attorneys' fees) and liabilities which may be incurred therein or thereby, satisfactory to the Bank;

(l) shall not incur any liability for acts or omissions of any domestic or foreign depository or book-entry system for the central handling of Financial Assets or any domestic or foreign custodian or subcustodian; and


(m) shall not be responsible for the title, validity or genuineness of any Financial Asset in or delivered into the Custodial Account.

       SECTION 8. INDEMNIFICATION OF THE BANK.

       (a) The Customer and the Secured Party, jointly and severally, agree to indemnify and hold the Bank and its directors, officers, agents and employees (collectively the "INDEMNITEES") harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and reasonable legal fees (collectively "LOSSES") that may be imposed on, incurred by, or asserted against, the Indemnitees, or any of them for following any Entitlement Orders, instructions or other directions upon which you are authorized to rely pursuant to the terms of this Agreement.

       (b) In addition to and not in limitation of paragraph (a) immediately above, the Customer and the Secured Party also jointly and severally agree to indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be imposed on, incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of the Bank's performance under this Agreement provided the Indemnitees have not acted with negligence or engaged in willful misconduct.

       (c) The foregoing indemnifications shall survive any termination of this Agreement.

       SECTION 9. COMPLIANCE WITH LEGAL PROCESS AND JUDICIAL ORDERS. If any Pledged Assets subject to this Agreement are at any time attached or levied upon, or in case the transfer, delivery, redemption or withdrawal of any such Pledged Assets shall be stayed or enjoined, or in the case of any other legal process or judicial order affecting such Pledged Assets, the Bank is authorized to comply with any such


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order in any matter as the Bank or its legal counsel reasonably deems appropriate. If the Bank complies with any process, order, writ, judgment or decree relating to the pledged Assets subject to this Agreement, then the Bank shall not be liable to the Customer or the Secured Party or to any other person or entity even if such order or process is subsequently modified, vacated or otherwise determined to have been without legal force or effect.

       SECTION 10. FORCE MAJEURE. The Bank shall not be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, expropriation, currency restrictions, governmental regulations superimposed after the fact, fire, communication line failures, power failures, earthquakes or other disasters.

       SECTION 11. REPRESENTATIONS. Each of the parties represents and warrants that (i) it is duly incorporated or organized and is validly existing in good standing in its jurisdiction of incorporation or organization, (ii) the execution, delivery and performance of this Agreement and all documents and instruments to be delivered hereunder or thereunder have been duly authorized,
(iii) the person executing this Agreement on its behalf has been duly authorized to act on its behalf, (iv) this Agreement constitutes its legal, valid, binding and enforceable agreement, and (v) its entry into this Agreement will not violate any agreement, law, rule or regulation by which it is bound or by which any of its assets are affected.

       SECTION 12. CUSTOMER AGREEMENT. In the event of a conflict between this Agreement any other agreement between the Bank and the Customer relating to the Custodial Account, the terms of this Agreement will prevail, and in all other respects the terms of the other agreement relating to the Custodial Account shall apply with respect to any matters not covered by this Agreement. Regardless of any provision in any such agreement, the State of New York shall be deemed to be the Bank's location for the purposes of this Agreement and the perfection and priority of the Secured Party's security interest in the Custodial Account.

       SECTION 13. TERMINATION. The rights and powers granted herein to the Secured Party have been granted in order to perfect its security interest in the Custodial Account, are powers coupled with an interest and will neither be affected by the bankruptcy of the Customer nor by the lapse of time. The obligations of the Bank under this Agreement shall continue in effect (i) until the security interest of the Secured Party in the Custodial Account has been terminated and the Secured


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Party has notified the Bank of such termination in writing, or (ii) this
Agreement is terminated. Any of the parties may terminate this Agreement upon 30 days' prior written notice to both of the other parties hereto; PROVIDED, HOWEVER, that any, pledged Assets which have not been released by the Secured Party at or prior to the time of termination shall be transferred to a substitute bank designated by the Customer and acceptable to the Secured Party. The provisions of Sections 7 and 8 shall survive the termination of this Agreement.

       SECTION 14. ENTIRE AGREEMENT. This Agreement and the exhibits hereto and the agreements and instruments required to be executed and delivered hereunder set forth the entire agreement of the parties with respect to the subject matter hereof and supersede and discharge all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter and negotiations. There are no oral conditions precedent to the effectiveness of this Agreement.

       SECTION 15. AMENDMENTS. No amendment, modification or termination of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by the party to be charged.

       SECTION 16. SEVERABILITY. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances, other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

       SECTION 17. SUCCESSORS. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective succesors and assigns.

       SECTION 18. RULES OF CONSTRUCTION. In this Agreement, words in the singular number include the plural, and in the plural include the singular; words of the masculine gender include the feminine and the neuter, and when the sense so indicates words of the neuter gender may refer to any gender and the word "or" is disjunctive but not exclusive. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience. They do not define, limit or describe the scope or intent of the provisions of this Agreement.


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       SECTION 19. NOTICES. Any notice, request, Entitlement Order or other
Communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means (acceptable to the Bank, if to the Bank) and electronic confirmation of error free receipt is received, or after being sent by certified or registered United States mail, return receipt requested, postage prepaid:

If to the Bank:

THE CHASE MANHATTAN BANK
3 Chase Metrotech Center, 6th Floor
Brooklyn, NY 11245
Attention: Jack Barry
Telephone: (718) 242-5379
Telecopier: (718) 242-1079

If to the Customer:

212 CERTIFICATE COMPANY
515 West Market Street, 8th Floor
Louisville, Kentucky 40202
Attention: Robert L. Maddox
Telephone: (502) 540-2014
Telecopier: (502) 582-7903

If to the Secured Party:

THE CHASE MANHATTAN BANK
450 West 33rd Street, 15th Floor
New York, NY 10001
Attention: Andrew Taylor
Telephone: (212) 946-7861
Telecopier: (212) 946-7776

       SECTION 20. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument,


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and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

       SECTION 21. CHOICE OF LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

       SECTION 22. FEES. The Customer shall pay to the Bank the compensation agreed upon in writing from time to time and any other includable expenses incurred in connection herewith.

       SECTION 23. CONSENT TO JURISDICTION AND SERVICE. The Secured Party and the Customer each hereby absolutely and irrevocably consents and submits to the jurisdiction of the courts of the State of New York and of any Federal court located in the County and State of New York in connection with any actions or proceedings brought against the Secured Party or the Customer by the Bank or by the Secured Party or the Customer against the Bank and arising out of or relating to this Agreement. Each party hereto hereby irrevocably waives any objection on the grounds of venue, forum non conveniens, or any similar grounds, and irrevocably consents to service of process by mail or in any other manner permitted by New York law, and irrevocably waives its right to any jury trial.



                 [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]


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       IN WITNESS WHEREOF, the parties hereto have entered into this Account
Control Agreement as of the date set forth above.


                                     THE CHASE MANHATTAN BANK,
                                     as Funding Agent for the benefit of
                                     the Certificateholders, as
                                     Secured Party


                                     By:/s/ Andrew Taylor
                                        -------------------------------
                                     Name:    Andrew Taylor
                                     Title:   Vice President


                                     212 CERTIFICATE COMPANY, as
                                       Customer


                                     By:/s/ Robert L. Maddox
                                        -------------------------------
                                     Name:  Robert L. Maddox
                                     Title: President


                                     THE CHASE MANHATTAN BANK,
                                      as Securities Intermediary


                                     By:/s/ Chris J. Ledes
                                        -------------------------------
                                     Name:  Chris J. Ledes
                                     Title: Vice President


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                                    EXHIBIT A

                  [TO BE PLACED ON SECURED PARTY'S LETTERHEAD]

                           NOTICE OF EXCLUSIVE CONTROL

                                                             _______________19__

The Chase Manhattan Bank
[Address]________________
__________________________
__________________________
Attention:________________

       Re: Account Control Agreement dated as of September 15, 1998 (the "Agreement") among The Chase Manhattan Bank, as Funding Agent for the benefit of the Certificateholders, as Secured Party, 212 Certificate Company, a Delaware corporation, as Customer, and The Chase Manhattan Bank, as Bank, relating to Securities Account No.______________.

Ladies and Gentlemen:

       This constitutes the Notice of Exclusive Control referred to in the above referenced Agreement.

                                               THE CHASE MANHATTAN BANK,
                                               as Funding Agent

                                               By:
                                                  -------------------
                                                  Name:
                                                  Title:


                                       A-1